Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended June 30, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$2,885,046
Unrealized Gain (Loss) on Market Value of Commodity Futures	(2,816,221)
Dividend Income	297,028
Interest Income	484,966
Total Income (Loss)	$850,819

Expenses
Management Fees	$120,321
Professional Fees	32,972
Brokerage Commissions	5,151
Directors' Fees and insurance	4,493
Total Expenses	$162,937
Net Income (Loss)	$687,882

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/24	$183,202,257
Net Income (Loss)	687,882

Net Asset Value End of Month	$183,890,139
Net Asset Value Per Share (2,950,000 Shares)	$62.34

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended June 30, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(9,522,488)
Unrealized Gain (Loss) on Market Value of Commodity Futures	623,575
Dividend Income	228,692
Interest Income	741,183
ETF Transaction Fees	1,050
Total Income (Loss)	$(7,927,988)

Expenses
Management Fees	$119,974
Professional Fees	76,054
Brokerage Commissions	11,381
Directors' Fees and insurance	4,146
Total Expenses	$211,555
Net Income (Loss)	$(8,139,543)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/24	$229,188,290
Additions (100,000 Shares)	2,790,898
Withdrawals ((250,000) Shares)	(6,851,484)
Net Income (Loss)	(8,139,543)

Net Asset Value End of Month	$216,988,161
Net Asset Value Per Share (7,950,000 Shares)	$27.29

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended June 30, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(6,637,442)
Unrealized Gain (Loss) on Market Value of Commodity Futures	(2,192,646)
Dividend Income	525,720
Interest Income	1,226,149
ETF Transaction Fees	1,050
Total Income (Loss)	$(7,077,169)

Expenses
Management Fees	$240,295
Professional Fees	109,026
Brokerage Commissions	16,532
Directors' Fees and insurance	8,639
Total Expenses	$374,492
Net Income (Loss)	$(7,451,661)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/24	$412,390,547
Additions (100,000 Shares)	2,790,898
Withdrawals (250,000 Shares)	(6,851,484)
Net Income (Loss)	(7,451,661)

Net Asset Value End of Month	$400,878,300

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596